SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2005

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Alternative Mortgage Securities Trust,

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2005


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2005


                             Payment Date: 10/25/05


          ------------------------------------------------------------
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        21,062,083.95    5.353609%         5,280.56     93,965.14       99,245.70       0.00       0.00
                        1A2         1,235,419.48    5.353609%           309.75      5,511.63        5,821.38       0.00       0.00
Residual                1AR                 0.00    5.353609%             0.00          0.00            0.00       0.00       0.00
                        2A1       355,318,615.80    5.430645%     4,351,319.95  1,608,007.69    5,959,327.64       0.00       0.00
                        3A1       117,253,522.00    5.795073%     3,284,160.31    566,243.92    3,850,404.23       0.00       0.00
                        3A2         6,891,028.02    5.795073%       193,011.18     33,278.34      226,289.52       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         11,317,499.89    5.518566%         1,541.07     52,046.97       53,588.05       0.00       0.00
                        B2          6,198,178.45    5.518566%           843.99     28,504.21       29,348.20       0.00       0.00
                        B3          4,851,356.96    5.518566%           660.60     22,310.44       22,971.04       0.00       0.00
                        B4          2,963,607.18    5.518566%           403.55     13,629.05       14,032.60       0.00       0.00
                        B5          2,425,678.48    5.518566%           330.30     11,155.22       11,485.52       0.00       0.00
                        B6          2,156,158.84    5.518566%           293.60      9,915.75       10,209.35       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        531,673,149.05     -            7,838,154.84  2,444,568.38   10,282,723.22     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        21,056,803.39              0.00
                                1A2         1,235,109.73              0.00
Residual                        1AR                 0.00              0.00
                                2A1       350,967,295.90              0.00
                                3A1       113,969,361.70              0.00
                                3A2         6,698,016.84              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         11,315,958.82              0.00
                                B2          6,197,334.46              0.00
                                B3          4,850,696.37              0.00
                                B4          2,963,203.63              0.00
                                B5          2,425,348.18              0.00
                                B6          2,155,865.24              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        523,834,994.27     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/05


          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    21,062,083.95     5.353609% 32051GWC5     0.246410      4.384747    982.585319
                           1A2     1,235,419.48     5.353609% 32051GWD3     0.246418      4.384749    982.585308
Residual                   1AR             0.00     5.353609% 32051GWE1     0.000000      0.000000      0.000000
                           2A1   355,318,615.80     5.430645% 32051GWF8    12.126715      4.481364    978.112474
                           3A1   117,253,522.00     5.795073% 32051GWG6    27.249920      4.698340    945.646878
                           3A2     6,891,028.02     5.795073% 32051GWH4    27.249919      4.698340    945.646879
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     11,317,499.89     5.518566% 32051GWJ0     0.136149      4.598195    999.731321
                           B2      6,198,178.45     5.518566% 32051GWK7     0.136149      4.598195    999.731321
                           B3      4,851,356.96     5.518566% 32051GWL5     0.136149      4.598195    999.731321
                           B4      2,963,607.18     5.518566% 32051GWM3     0.136149      4.598195    999.731321
                           B5      2,425,678.48     5.518566% 32051GWN1     0.136149      4.598195    999.731321
                           B6      2,156,158.84     5.518566% 32051GWP6     0.136149      4.598195    999.731321
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     531,673,149.05       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        23,624,532.19   372,045,457.16   128,165,004.88
Loan count                     96             1849              228
Avg loan rate           5.728609%        5.805645%        6.170073%
Prepay amount            1,807.44     4,298,748.87     3,465,123.01

                          Total
                          -----
Prin balance       523,834,994.23
Loan count                   2173
Avg loan rate                5.89
Prepay amount        7,765,679.32

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         7,305.72       116,370.30        40,699.60
Sub servicer fees            0.00             0.00             0.00
Trustee fees                78.77         1,254.67           438.81


Agg advances                  N/A              N/A              N/A
Adv this period              0.00         7,013.80         4,514.00

                          Total
                          -----
Master serv fees       164,375.62
Sub servicer fees            0.00
Trustee fees             1,772.24


Agg advances                  N/A
Adv this period         11,527.80

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.374620%           100.000000%            501,760,669.25
   -----------------------------------------------------------------------------
   Junior            5.625380%             0.000000%             29,908,406.70
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          28                 6,708,194.88
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                28                 6,708,194.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,282,723.22         10,282,723.22
Principal remittance amount            7,838,154.84          7,838,154.84
Interest remittance amount             2,444,568.38          2,444,568.38